EXHIBIT 99.1

1 Investor Presentation – October 2019

FORWARD-LOOKING STATEMENTS

Statements in this presentation and oral statements made from time to time by representatives of Hemisphere Media Group, Inc. or its affiliates (the "Company") may contain certain statements about the Company and its consolidated subsidiaries, joint ventures and other investments that are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These include, but are not limited to, statements relating to the Company's future financial and operating results (including growth and earnings), plans, objectives, expectations and intentions and other statements that are not historical facts. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstance, which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. Without limitation, any statements preceded or followed by or that include the words "targets," "plans," "believes," "expects," "intends," "will," "likely," "may," "anticipates," "estimates," "projects," "should," "would," "expect," "positioned," "strategy," "future," or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the headings "Risk Factors" and "Forward-Looking Statements" in the prospectus for this offering. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, the Company's actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

DISCLAIMER

The information contained in this presentation is being provided for your convenience and information only. Our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to reports filed pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") are made available free of charge on or through our website at www.hemispheretv.com as soon as reasonably practicable after such reports are filed with, or furnished to, the SEC. The information on our website is not, and shall not be deemed to be, or incorporated into any other filings we make with the SEC. You may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The SEC also maintains a website that contains our reports, proxy statements and other information at www.sec.gov. The Company assumes no duty to update or revised the information contained in this presentation and the information presented herein is historical and may not be updated for recent events. You may not reproduce the information in this presentation.

TRADEMARKS

This document may contain registered and unregistered trademarks, service marks and copyrights of the Company's joint ventures and television networks, Cinelatino, WAPA America, WAPA, WAPA Deportes, Pasiones, Centroamerica TV, Television Dominicana, Pantaya, Remezcla, Snap, and Canal Uno and their affiliates, as well as trademarks, service marks and copyrights of third parties. All brand names, trademarks, service marks and copyrights appearing in this document are the property of their respective holders.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

In addition to financial information presented in accordance with U.S. GAAP, the Company has presented the non-GAAP financial measure Adjusted EBITDA. Management uses this measure to assess the operating results and performance of the business, perform analytical comparisons and identify strategies to improve performance. The Company believes Adjusted EBITDA is relevant to investors because it allows them to analyze the operating performance of each business using the same metrics used by management. When presenting Adjusted EBITDA, the Company's management adds back (deducts) from net income, if any, depreciation expense, amortization of intangibles, loss on disposition of assets, loss on extinguishment of debt, transaction and non-recurring expenses, income tax expense, interest and other expense, and stock-based compensation. The Company believes that this non-GAAP presentation is important to investors' understanding of our businesses. A reconciliation of this measure to GAAP can be found in the slide entitled, "Adjusted EBITDA Reconciliation" on page 30 of this presentation.

3 Company Overview

4 U.S. Cable Networks Hemisphere Media: A Dynamic Portfolio Content Creation and Distribution 4 Latin America Cable Networks Broadcast TV Networks Content Distribution Digital/OTT

5 Investment Highlights Strong financial profile with stable revenues, industry leading margins and attractive FCF generation Untapped subscriber and distribution opportunities Leading market position with limited direct competition Unique and compelling proprietary content with strong monetization potential Long - term organic and inorganic growth opportunities Experienced and proven management team Content that appeals to the large, highly attractive and fast - growing U.S. Hispanic and Latin American markets Scalable business model can lead to profitable growth both inside the U.S. and across Latin America 5

6 Gatekeepers in our content categories Content Platform Cable Networks Broadcast Networks OTT SVOD/AVOD Digital Own/control vast majority of our content rights, creating strong monetization potential across traditional and emerging platforms in the U.S. and Latin America Virtuous Cycle of Production & Distribution of Content 6

7 10% CAGR in Net Revenue from 2013 to 2019 (a) 11% CAGR in Adjusted EBITDA from 2013 to 2019 (a) 45% Adjusted EBITDA Margin (a) $ 158 mm LTM Net Revenue (a) $ 67 mm LTM Adjusted EBITDA (a) 55% Of Net Revenue from Contractual Affiliate Revenue (a) HMTV by the Numbers GUMU S (a) Latest twelve months as of June 30, 2019 7

8 Large and Growing U.S. Hispanic Market Opportunity 6.5x (b) U.S. Hispanic TV households growth vs. overall U.S. households 2010 - 2019 95% of Latinos state that it’s important for future generations of U.S. Hispanics to speak Spanish 24.7 2000 2019 43.0 U.S. Spanish Speakers (in millions) (a) (a) Nielsen (2018 - 2019 Universe estimates) (b) Nielsen Annual Universe Estimates (2010 and 2019) (c) Pew Hispanic Trends 8 (c)

9 - Our culture - specific channels target non - Mexican communities not served by Telemundo and Univision with differentiated content - Hemisphere super - serves the fastest growing Hispanic communities 2000 - 2019 population growth in the U.S. (a) Central American Dominican Caribbean Hispanic Puerto Rican OTHER 6% MEXICAN 28% PUERTO RICAN & CARIBBEAN HISPANICS 45% CENTRAL AMERICAN 21% Hispanics Living in the U.S. 5 Years or Less (c) OTHER 5% MEXICAN 66% PUERTO RICAN & CARIBBEAN HISPANICS 19% CENTRAL AMERICAN 10% U.S Hispanic Population (b) 302% 232% 101% 80% (a) U.S. Census (2000) and Claritas (2019) (b) Claritas (2019) (c) Nielsen (September 2019) Note: Caribbean Hispanics include Dominicans, Colombians, Cubans, and Venezuelans. Other includes Argentineans, Bolivians, Ch ile ans, Ecuadorians, Peruvians, Spaniards and other Hispanics Target Fast - Growing Markets 9

10 4.9 mm 16.2 mm 6.3 mm 11.2 mm Hispanic TV Households Untapped Volume Opportunity Hispanic Package Subs Hemisphere cable networks are carried on Hispanic programming packages Source: Hispanic TV HH’s and pay TV subscribers are from Nielsen Universe estimates as of 2019, Hispanic package subscribers are based on management estimates 2018 Subscriber Growth Growing Hispanic Population Increased Pay TV Penetration 26% Growth (2010 - 2018) Hispanic Pay TV Subs 68% Growth (2007 - 2018) Significant Untapped Hispanic Market Opportunity (56% pay TV Subs) 10

11 Unique and Superior U.S. Subscriber Growth Paradigm 2% Overall U.S. Pay TV (b) 11 (a) Excludes digital basic subscribers (b) Nielsen US Pay - TV House Holds (June 2018 and June 2019) Hemisphere U.S. Cable Networks (a) (4%) Hemisphere U.S. cable networks total subscribers grew 600bps more than overall U.S. Pay TV subscribers from 6/30/2018 through 6/30/2019

12 Pay TV Subscriber Growth in Latin America Has Been Even More Impressive Source: SNL Kagan (2018) 43 57 67 2013 2018 2022E Latin America Pay TV Subscribers (excluding Brazil) 46% 55% 60% 2013 2018 2022E Latin America Pay TV Penetration (excluding Brazil) (millions) Our channels are distributed to <30% of Pay TV subscribers in Latin America, creating a tremendous growth opportunity 12

13 Broadcast television in Latin America and Puerto Rico dominates television viewing in primetime Share of overall viewing to 3 major broadcast networks Colombia (a) 72% Share of overall viewing to 3 major broadcast networks Puerto Rico (b) 20% Share of overall viewing to 4 major broadcast networks U.S . (c) VS. 57% Broadcast TV in Latin America is Very Attractive (a) Ibope (Oct 2018 – Sep 2019) (b) Nielsen (Puerto Rico, Oct 2018 – Sep 2019) (c) Nielsen (Oct 2018 – Sep 2019) Note: Baseball image attributable to Getty Images/wapa.tv 13

14 Hemisphere U.S. Cable Network Platform Value 14 (a) Comscore Network Monthly Trend for the last twelve month period ended May 31, 2019 (Prime - time coverage rating Monday – Sunday 7 pm – 11pm ET) (b) Comscore for the 12 month period June 1 st , 2018 to May 31 st , 2019 Monday – Friday 4pm – 7pm ET (c) Comscore , February 3, 2019 (Prime - time ratings 7pm – 11pm ET) (d) Comscore Network Monthly Trend for April 1, 2019 – June 30, 2019 3 of 6 highest - rated Spanish - language cable networks (a) 4 of 12 highest - rated Spanish - language cable networks (a) Unique and targeted content supports the value proposition of our channels • Track record of popular, high quality content within the targeted demographics helps improve relationships with distributors and expand coverage • Spectrum national launch of Pasiones validates the content offering • Recent multi - year renewal with Dish and Sling for Cinelatino is an example of this value Scalable footprint with significant room for growth News • Relevant news programming helps keep the audience up to date on their home countries and beyond • WAPA America is the #1 Spanish - language cable network during early fringe time period (b) • Centroamerica TV’s coverage of the February El Salvadorian Presidential Elections made it the #1 rated Spanish - language cable network, other than the telecast of the Super Bowl (c) Entertainment • Significant, high - quality library of owned and licensed content • With its unique, global telenovelas, Pasiones more than doubles Univision’s tlnovelas channel in primetime (d) Operating Synergies • Owned and licensed content can be used across channels • Significant operating leverage exists as Hemisphere adds networks and new content Distributor Relationships

15 Multiple Avenues for Growth ORGANIC STRATEGIC M&A MACROECONOMIC Growth in U.S. Hispanic population driving Hispanic Pay - TV HHs and Hispanic programming package subscribers Growing Hispanic cable advertising market in the U.S. Increasing demand for Spanish - language content on emerging SVOD/AVOD platforms Growth in Latin America pay TV subscribers Retransmission fees continue to rise in the U.S. – LatAm expected to follow U.S. trend Complement organic growth through strategic acquisitions, such as: Latin America broadcast and cable TV networks U.S. Spanish - language cable networks Production companies Content libraries Digital assets Continued retransmission revenue growth and increases in subscriber revenue through organic sub growth, new launches and fee increases Advertising sales increases through continued improved ratings performance Latin American subscriber growth through launches in new markets and on additional systems Licensing and advertising revenue from monetizing our content on various platforms 15

16 14.7 Primetime household rating >60 Hours of top rated news and entertainment programming produced each week 31% Share of primetime audience #1 Rated TV network in Puerto Rico for last 9 years Source: Nielsen. (a) Represents total household figures, Mon - Fri 5:3 0a - 11:30p and Sat - Sun 12:00p - 10:30p average from May 1 - December 31, 2018. Nielsen ratings were interrupted from Sept’17 through April’18 due to Hurricane Maria (b) Represents total household ratings, Mon - Sun 8:00p - 11:00p for WAPA from May 1 - December 31, 2018. Nielsen ratings were interrupted from Sept’17 through April’18 due to Hurricane Maria (c) Represents total household ratings, Mon - Sun 8:00p - 11:00p for U.S. networks for full year 2018 10.0 8.9 2.8 WAPA Telemundo Univision 16 Total Day Ratings in Puerto Rico (a) WAPA’s Primetime Ratings are higher than the 4 major TV networks in the U.S. combined (c) “Big 4” CBS NBC ABC Fox 3.1 3.4 2.3 1.9 10.6 14.7 (b)

wapa Case Study

Clear Ratings Leader & Highest TV Broadcasting Ad Market Share	• Grew from #3-rated network to #1 in only 2 years after the 2007 acquisition
	• Significantly grew and improved local news and local entertainment production
	  ○ Introduced U.S. series and blockbuster movies to Puerto Rico, dubbed in Spanish
	  ○ Rebranded station as "WAPA" and dramatically expanded promotional efforts
	• #1-rated television network in Puerto Rico since Nielsen started measuring Puerto Rico nine years ago

Robust & Growing Retransmission Revenue	• Receives retransmission fees from all distributors • WAPA's recent contract renewals have yielded significant retransmission fee increases • 100% margin dollars, not subject to reverse compensation
Development & Growth of a U.S. Cable Network	• Repurposed WAPA's top-rated local news and entertainment programming to grow WAPA America's distribution to 4.3 million subscribers[(a)] from 1 million subscribers • Simulcast all original programming from WAPA at virtually zero cost • High margin business


Noticentro
5 PM




2 FAST 2 FURIOUS



(a) Amount presented excludes digital basic subscribers and are based on most recent remittances received as of June 30, 2019 from the Company's distributors, which are typically two months prior to reporting date
Note: Baseball image attributable to Getty Images/wapa.tv

17

18 Access to one of Latin America’s most robust and stable economies with an attractive television advertising market RARE OPPORTUNITY One of only three national broadcast TV networks – unusually low number of broadcast competitors for a market of this size SCARCE ASSET Leverage management’s broadcast television expertise to create a compelling, differentiated programming option in Colombia, as proven in Puerto Rico PROVEN PLAYBOOK 40% Ownership in a 10 - year renewable broadcast TV concession for Canal Uno in Colombia Partnership with leading Colombian news and scripted content producers Opportunity to produce content, which can be repurposed on HMTV’s channels and syndicated internationally PRODUCTION HUB Canal Uno – Colombia 18

Significant Opportunity

$301mm

Approximate Colombian Free-to-Air Television Advertising Market[a];
Second largest Spanish-speaking market measured by TV households[b]

50mm

Second largest population in Latin America[c]

CONCESSION

Recently announced a 10-year extension of concession license at no additional cost, expiring in 2037[d]

AUDIENCE SHARE

Total day ratings growth of 33% YoY as of Q2'19[e], including 42% growth in prime time[f]

STRONG MARGIN PROFILE

Manage the business at typical broadcast television network margins

Invested approximately $103 million as of June 30, 2019

(a) ASOMEDIOS. Full year 2018, using the daily average exchange rate of 2,958 USD/COP
(b) SNL Global Market Intelligence, excluding Brazil, 2018
(c) United Nations Department of Economic and Social Affairs, Population Division. 2019 estimate (2017), excluding Brazil
(d) Consider neutral since fully paid
(e) Kantor Ibope Q2 2018 and Q2 2019 (All day M – Su, 6a – midnight)
(f) Kantor Ibope Q2 2018 and Q2 2019 (Prime time M – F, 7p – 10:30p, Sa – Su 6p – 10p)

19

20 #1 - Nielsen Rated U.S. Hispanic Cable Movie Network Ratings Leader #1 - Nielsen rated U.S. Hispanic cable movie network; #2 - Nielsen rated Spanish - language cable television network in the U.S. overall (a) Opportunity in LatAm Approximately 17 million subscribers in LatAm (b) Distributed to only 30% of all pay TV subscribers throughout Latin America (excluding Brazil) (c) 4.6 million (b) U.S. subscribers – largest subscriber base of any Spanish - language cable movie network High Quality Content Exclusive rights to over 600 titles, including the vast majority of highest - grossing Spanish - language films released in last 5 years. Produces 5 – 10 original movies per year Strong Ad Model Transition to advertising on the channel’s U.S. feed has provided another lever of revenue growth (a) Nielsen; based on coverage ratings for the full year 2018 (b) Amount presented is based on most recent remittances received as of June 30, 2019 from the Company's distributors, which are typ ically two months prior to reporting date (c) SNL Kagan (2018) 20

Pasiones

Only U.S. cable network to offer global telenovela blockbusters

Capitalizing on the most popular Hispanic programming genre

On April 1, 2019, Pasiones launched nationally across Spectrum, including the 2 largest Hispanic markets in the U.S., Los Angeles and New York.



Tumhari Paakhi
MUJER

Solid Subscriber Base

4.8mm subscribers in the U.S[(a)]
16.2mm subscribers in Latin America[(a)]

Significant Ratings Growth

Ten consecutive quarters of record-setting ratings[(b)]
39% ratings growth YoY as of Q2' 19[(c)]
More than doubled Univision tlenovelas prime time audience in Q2 2019

Significant Growth Opportunity

Currently distributed to ***only*** **28%** of total pay TV subscribers throughout Latin America (ex. Brazil)[(e)]

Strong Supply of Content

Featuring the top rated novelas from Latin America, Turkey, India, Korea and the biggest producers, including Televisa, Sony, Globo, Caracol and Telemundo

(a) Amounts presented are based on most recent remittances received as of June 30, 2019 from the Company's distributors, which are typically two months prior to reporting date. Does not include Spectrum subscribers
(b) Comscore Network Monthly Trend (Audience Total Day Q2 2016 and Q2 2019)
(c) Comscore Network Monthly Trend (Audience Total Day Q2 2019 and Q2 2018)
(d) Comscore Network Monthly Trend (Prime time ratings (M – Su 7p -11p ET) Q2 2019)
(e) SNL Kagan (2018)

21

wapa AMÉRICA

Unparalleled news coverage and unique and compelling entertainment programming for Puerto Ricans and Caribbean Hispanics living in the U.S.

4.3mm U.S. Subs[(a)]


I PR

NATIONWIDE DISTRIBUTION

Distributed by all major operators on Hispanic programming packages nationally and on the digital basic package in Orlando and Tampa

GROWING TARGET POPULATION

Puerto Rican and Caribbean Hispanics as a whole represent 19% of the U.S. Hispanic Population – in select markets they are the largest population group[(b)]

~60 HRS WEEKLY ORIGINAL PROGRAMMING

Leverages news and entertainment programming produced by WAPA Only nightly newscast from Puerto Rico created for U.S. Hispanics, supplemented by acquired live sports and telenovelas

(a) Amount presented excludes digital basic subscribers and are based on most recent remittances received as of June 30, 2019 from the Company's distributors, which are typically two months prior to reporting date.
(b) Claritas (2019)

22

23 Leading network targeting 6 million Central Americans living in the U.S. Central Americans Represent the 3 rd Largest and Fastest - Growing U.S. Hispanic Group Programming from leading broadcasters throughout Central America Distributed to 4.2 million subscribers in the U.S. (a) Exclusive U.S. soccer rights from best professional leagues in the region Noticiero Guatevisión Noticiero Guatevisión (a) Amount presented is based on most recent remittances received as of June 30, 2019 from the Company's distributors, which are typ ically two months prior to reporting date. (b) Comscore Q2 2019 and Q2 2018. 47% growth in full - day audience in second quarter 2019 over the same period 2018 (b) Central Americans – fastest growing U.S. Hispanic group 23

24 Focus on Fast Growing Dominican Population in the U.S. 2.5 million Dominicans living in the U.S. (a) 4 th largest segment of the U.S. Hispanic population 3 rd fastest growing segment of the U.S. Hispanic population: 232% from 2000 - 2018 (b) LARGE ADDRESSABLE MARKET Top - rated shows from the most important television stations and content providers in the Dominican Republic Exclusive games from the Liga Invernal de Beisbol Dominicano (LIDOM), the most popular sports league in the Dominican Republic STRONG PROGRAM OFFERING (a) Claritas (2019) (b) U.S. Census (2000) and Claritas (2019) 24

25 Leading independent distributor of content to broadcast, pay TV and OTT platforms in Latin America and other Spanish speaking markets Acquired 75% interest in Snap Media in November 2018 Entered into joint venture with Mar Vista Entertainment to co - produce new original movies and series Benefits: Monetize existing Hemisphere library and drive content licensing revenue Expands our content library Increase investment in original productions which can be exploited on Hemisphere’s networks and platforms and syndicated to existing and emerging platforms Completed first co - production, drama series “ ERRE ,” with a major U.S. media company Leveraging Hemisphere’s resources and expertise, accelerate Snap's growth and position it as a leading independent distributor of Hispanic content throughout the world Established independent film and TV production company and minority owner of Snap Media 25

26 One - of - a - kind cross - platform Spanish - language digital subscription service launched in the U.S. in August 2017 Exclusive and differentiated premium content positions service to be dominant player in Spanish OTT space Able to reach an audience not currently subscribing to Spanish - language Pay TV package STARZ TECHNOLOGY PLATFORM MARKETING AND DISTRIBUTION ACCESS TELEVISA’S THEATRICAL RELEASES LIONSGATE MOVIE LIBRARY AND NEW RELEASES Top 10 grossing entertainment app on both iTunes and Android 26

27 Financial Overview

28 6/30/19 6/30/19 6/30/19 $38 $50 $58 $64 $51 $60 $67 2013 2014 2015 2016 2017 2018 LTM Adj. EBITDA – Capital Expenditures % margin 41.3% 44.7% 44.8% 46.4% 41.2% 40.9% 42.6% Net Leverage Ratio % YoY growth 2.6% 21.6% 15.9% 6.7% (10.2%) 18.2% Strong Financial Performance $92 $112 $130 $139 $124 $147 $158 2013 2014 2015 2016 2017 2018 LTM Net Revenue Adjusted EBITDA (d) (all $ figures in millions) (a) Pro forma for acquisition of Cinelatino and excludes $5.7mm of transaction related fees and expenses, non - recurring expenses, and stock - based compensation (b) Includes net political advertising revenue of approximately $2.6mm in 2016 (c) Approximately $5.8mm of business interruption insurance proceeds is included in net revenue and excluded from Adjusted EBITDA (d) See the Appendix hereto for reconciliation to the most directly comparable financial measures prepared in accordance with GAA P. Adjusted EBITDA margin represents adjusted EBITDA divided by net revenue (e) Capital expenditures are net of insurance proceeds received to replace equipment damaged by Hurricane Maria and reimbursement s f rom the Federal Communications Commission for equipment purchased in connection with the spectrum repack 1.6x 0.7x 0.8x 1.7x 1.9x 1.9x 2013 2014 2015 2016 2017 2018 Q2 2019 $36 $47 $53 $61 $49 $53 $64 2013 2014 2015 2016 2017 2018 LTM % conversion 95% 94% 91% 95% 96% 88% 96% NM (c) (b) (b) (b) (e) (e) (e) (c) Strong recovery from Hurricane Maria (2017) Industry leading margin profile Strong balance sheet provides the company with flexibility Marginal capex requirements help drive FCF 28 (a) (a) (a) (a) (c) (c)

29 Appendix

30 Note: Financial data presented for all years reflect combined operating results of WAPA and Cinelatino. Financial results fr om the acquired cable networks are included since the date of acquisition close on April 1, 2014. 2017 results were negatively i mpa cted by Hurricanes Irma and Maria. (a) Includes the $0.3 million incentive payment in 2018 and LTM as of 6/30/19, from T - Mobile for vacating spectrum earlier than requ ired in connection with the channel repositioning of WAPA’s signal. (b) Includes transaction fees related to the Transaction in 2013, the acquisition of Pasiones, Television Dominicana, and Centroa mer ica TV in 2014, the investment in Canal Uno in 2016, the Intermedia liquidity transaction in 2016, the debt refinancing in 20 17 and other non - recurring expenses, and hurricane related expenses of $0.8, $1.0, and $0.0 million in 2017, 2018 and LTM as of 6/30/19, respectively. Adjusted EBITDA Reconciliation 30 ($ in ‘000s) 2013 2014 2015 2016 2017 2018 LTM as of 6/30/19 Net (loss) income ($5,474) $10,557 $13,739 $18,000 ($13,436) ($10,906) ($2,285) Add (deduct): Net income attributable to non - controlling interest - - - - - 109 72 Income tax expense 3,951 2,429 9,042 10,372 18,706 10,271 15,209 Other expense 10,091 13,284 12,119 11,657 20,086 45,258 43,859 (Gain) from FCC spectrum repack and other (a) - - - - (23) (1,880) (3,349) Transaction and non - recurring expenses (b) 11,968 1,282 446 2,993 4,862 1,999 1,400 Hurricane related expenses - - - - 753 1,048 - Depreciation and amortization 10,344 16,552 17,218 16,608 16,228 16,081 14,687 Stock - based compensation 7,192 5,920 5,575 4,691 4,068 3,933 3,295 Business interruption income - - - - - (5,769) (5,769) Adjusted EBITDA $38,072 $50,024 $58,139 $64,321 $51,244 $60,144 $67,119